                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 5, 1996



                              AURA SYSTEMS, INC.
            (Exact Name of Registrant as Specified in its Charter)


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
           DELAWARE                      0-17249               95-4106894
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation or Organization)      File Number)        Identification No.)

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                2335 ALASKA AVENUE, EL SEGUNDO, CALIFORNIA 90245
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (310) 643-5300


FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On September 5, 1996, Aura Systems, Inc. (the "Registrant") completed the acquisition of 100% of MYS Corporation, a Japanese corporation ("MYS"), pursuant to the previously executed Stock and Investment Purchase Agreement dated April 30, 1996, by and among the Registrant, MYS, and Yoshikazu Masayoshi, Sadao Masayoshi, Sachie Masayoshi and Kazuaki Masayoshi, the shareholders of MYS (the shareholders of MYS are referred to herein as the "Sellers"). The Registrant previously reported entering into the Stock and Investment Purchase Agreement with MYS and the Sellers in its Form 10-K/A for the fiscal year ended February 29, 1996.

     Pursuant to the terms of the Stock and Investment Purchase Agreement, on September 5, 1996 (the "Closing Date") the Sellers received the aggregate purchase price of 640,000 shares of the Registrant's restricted Common Stock in exchange for all of the outstanding MYS common stock and equity interests in certain of MYS's subcontractors. The Stock and Investment Purchase Agreement called for an aggregate purchase price of Two Million Dollars, payable in the Registrant's restricted Common Stock, valued at the closing price of the Registrant's Common Stock on the Closing Date. The purchase price was determined through arms' length negotiations between the Sellers and the Registrant. Prior to entering into the Stock and Investment Purchase Agreement there was no material relationship between MYS or the Sellers, and the Registrant or any of its officers, directors, affiliates or associates.

     MYS is engaged in the research, design, development, manufacture and sale of speakers. MYS maintains its corporate offices in Japan, with manufacturing facilities in Malaysia and the United States.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a ) Financial Statements of Business Acquired; Pro Forma Financial
     Information.

     Audited financial statements of MYS for the periods required under Regulation S-X are not presently available to the Registrant, as the Registrant's auditors are in the process of completing their audit of MYS. Accordingly, the Registrant will file the applicable audited financial statements and related pro forma financial information required under Article 11 of Regulation S-X as soon as is practicable, but in no event later than November 4, 1996, in accordance with the Commission's rules.

(c)  Exhibits.

     2.1  Stock and Investment Purchase Agreement dated April 30, 1996, by and among the Registrant, Sellers and MYS is hereby incorporated by reference from Exhibit 10.36 to the Registrant's Report on Form 10-K/A for the fiscal year ended February 29, 1996.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           AURA SYSTEMS, INC.
                                              (Registrant)


Date: September 20, 1996                   By:  /s/ Steven C. Veen
                                              -----------------------------
                                               Steven C. Veen,
                                               Chief Financial Officer
                                               (Chief Financial and Accounting
                                               Officer)